Exhibit 1.01

AGCO Corporation
Conflict Minerals Report
For the Calendar Year Ended December 31, 2023

I. Introduction

    AGCO Corporation (the “Company”) manufactures and sells products that contain Conflict Minerals. (Capitalized terms that are used but not defined in this Report have the meanings given to them in Form SD.) Due to the depth of the supply chain, the Company is far removed from the sources of ore from which these conflict minerals are produced and the smelters/refiners that process those ores. The efforts undertaken to identify the countries of origin of those ores reflect our circumstances and position in the supply chain. The amount of information globally on the traceability and sourcing of these ores is limited at this time; this situation is not unique to the Company.

    The Company supports the initiatives embodied in Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related SEC rule designed to limit the flow of funds to armed groups in the Democratic Republic of the Congo and adjoining countries from the production of conflict minerals, and it is the Company’s policy to promote responsible sourcing.

    The Company developed and published its Conflict Minerals Policy, which is available on the Company’s website at http://www.agcocorp.com/content/dam/agcocorp/Suppliers/AGCO_Conflict_Minerals_Policy_092013.pdf.

    During 2023 the Company identified its suppliers that had the potential to sell to the Company products that contain conflict minerals and asked these suppliers to identify, using a website established by the Company, the sources of the conflict minerals and products containing conflict minerals that they supply to the Company. The responses were reviewed by the Company for completeness and consistency of answers. The Company requested suppliers to provide corrections and clarifications to their submissions where needed.

II. Due Diligence Program Design

    The Company designed its overall conflict minerals procedures in conformity with the five step framework contained in the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, Third Edition, and the supplements on tin, tantalum, tungsten and gold. The principal features responding to each of the five steps are outlined below:

1 Establish strong company management systems. The Company did this by:
•Creating an internal policy governing our Conflict Minerals Compliance Program;
•Publishing its Conflict Minerals Policy at http://www.agcocorp.com/content/dam/agcocorp/Suppliers/AGCO_Conflict_Minerals_Policy_092013.pdf;
•Engaging with the Company’s global direct material and spare parts supply base to ensure awareness and motivate action as it relates to Section 1502;
•Utilizing the Conflict Minerals Reporting Template developed by the Responsible Minerals Initiative to identify smelters and refiners in the supply chain;
•Reporting to senior management on (a) suppliers’ responses to the Company’s inquiries, and (b) supply chain risk;
•As of May 2024, we have an active membership in the Responsible Minerals Initiative, an industry initiative that audits smelters' and refiners' due diligence activities;
•Including conflict minerals expectations in our supplier code of conduct;
•Having a cross-functional conflict minerals executive steering committee, with representatives from finance, legal, and purchasing functions to provide oversight to the Company’s Conflict Minerals Compliance Program;
•Making available an Ethics Hotline for employees, suppliers, or other interested party to report violations or questions related to conflict minerals at AGCO.

2 Identify and assess risk in the supply chain. The Company did this either independently or by engaging a third party service company to:
•Survey suppliers of products that the Company identified that had the potential to contain conflict minerals;
•Review internally-approved criteria to identify errors, omissions, and missed expectations on supplier Conflict Minerals Reporting Template submissions;
•Conduct additional procedures, including e-mail communication and personal contact with top-spend suppliers which did not respond to our outreach and suppliers with high risk smelters in their supply chains; while we recognize that we will not receive submissions from every supplier, our goal remains to increase the response rate received each year;
•Encourage our supply base to perform smelter outreach to encourage participation and certification in the Conflict-Free Smelter program;
•Evaluate smelter information provided by the supply chain.

3 Design and implement a strategy to respond to identified risks. The Company did this by:
•Reporting to senior management on (a) suppliers’ responses to the Company’s inquiries, and (b) supply chain risk;
•Providing an annual update to the Audit Committee of the Company’s Board of Directors;
•Following up and informing suppliers of improvements to be made in conflict minerals submissions, including providing information on smelter certification status and requesting direct smelter outreach for reported alleged smelters not participating in a certification program;
•Maintaining a Conflict Minerals Policy, and making the policy available to our suppliers, which addresses that the Company has the right to ‘limit purchases from the supplier to the extent practicable or seek alternative suppliers where commercially feasible should a supplier be unwilling to adhere to the Company’s Conflict Minerals Policy.

4 Carry out independent third-party audit of supply chain due diligence at identified points in the supply chain. The Company did this by:
•Participating in various industry groups to promote conflict minerals disclosure and best practice to manage conflict mineral processes.

5 Report on supply chain due diligence. The Company did this by:
•Filing an annual Form SD and Conflict Minerals Report with the Securities and Exchange Commission and making that filing available on the Company’s website.

III. Due Diligence Program Results

    Attached as Schedule A is the list of facilities verified by the Responsible Minerals Initiative that, based on the due diligence process described above, were reported as being included in the Company’s suppliers’ supply chains, during the Reporting Period. The majority of supplier responses provided data to the Company at the supplier company level, rather than specifying the smelters or refiners used in components supplied specifically to the Company.

IV. Risk Mitigation – Future Due Diligence Measures

    In future years the Company expects to continue to make inquiries to its suppliers, with its objective being to increase the response rate and completeness of responses each year. The Company conducts periodic reviews of strategic suppliers, and as part of those reviews has included questions relating to conflict minerals sourcing. Moving forward, we plan to continue membership and participation in Responsible Minerals Initiative activities in order to collaborate with fellow filers and confirm best practice in the conflict minerals space. Internal employees with regular supplier contact will receive conflict minerals training to support future supplier responses.

V. Product Description

    The products subject to the disclosure are tractors, combines, hay tools, sprayers, forage equipment, grain storage and protein production systems, seeding and tillage implements and replacement parts.

VI. Independent Private Sector Audit

    Not required for calendar year 2023.

Schedule A

Metal	Smelter: Smelter Name	Country	Mines Locations
Tantalum	5D Production OU	Estonia	Unknown
Gold	8853 S.p.A.	Italy	Excludes Covered Countries and CAHRA
Tungsten	A.L.M.T. Corp.	Japan	Includes Covered Countries
Gold	ABC Refinery Pty Ltd.	Australia	Unknown
Gold	Abington Reldan Metals, LLC	United States of America	Excludes Covered Countries and CAHRA
Tungsten	ACL Metais Eireli	Brazil	Includes CAHRA
Gold	Advanced Chemical Company	United States of America	Includes CAHRA
Gold	African Gold Refinery	Uganda	Includes Covered Countries
Gold	Agosi AG	Germany	Excludes Covered Countries and CAHRA
Gold	Aida Chemical Industries Co., Ltd.	Japan	Excludes Covered Countries and CAHRA
Gold	Al Etihad Gold Refinery DMCC	United Arab Emirates	Excludes Covered Countries and CAHRA
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Brazil	Includes Covered Countries
Gold	Albino Mountinho Lda.	Portugal	Unknown
Gold	Alexy Metals	United States of America	Recycled/Scrap Only
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan	Includes Covered Countries
Tin	Alpha	United States of America	Includes CAHRA
Tantalum	AMG Brasil	Brazil	Includes Covered Countries
Tin	An Vinh Joint Stock Mineral Processing Company	Viet Nam	Excludes Covered Countries and CAHRA
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil	Includes Covered Countries
Gold	Argor-Heraeus S.A.	Switzerland	Excludes Covered Countries and CAHRA
Tungsten	Artek LLC	Russian Federation	Recycled/Scrap Only
Gold	Asahi Pretec Corp.	Japan	Excludes Covered Countries and CAHRA
Gold	Asahi Refining Canada Ltd.	Canada	Excludes Covered Countries and CAHRA
Gold	Asahi Refining USA Inc.	United States Of America	Includes Covered Countries
Gold	Asaka Riken Co., Ltd.	Japan	Excludes Covered Countries and CAHRA
Tungsten	Asia Tungsten Products Vietnam Ltd.	Viet Nam	Includes Covered Countries
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey	Excludes Covered Countries and CAHRA
Gold	AU Traders and Refiners	South Africa	Includes Covered Countries
Gold	Augmont Enterprises Private Limited	India	Excludes Covered Countries and CAHRA
Gold	Aurubis AG	Germany	Excludes Covered Countries and CAHRA
Tin	Aurubis Beerse	Belgium	Includes Covered Countries

Tin	Aurubis Berango	Spain	Includes CAHRA
Gold	Bangalore Refinery	India	Excludes Covered Countries and CAHRA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines	Excludes Covered Countries and CAHRA
Gold	Boliden AB	Sweden	Excludes Covered Countries and CAHRA
Gold	C. Hafner GmbH + Co. KG	Germany	Excludes Covered Countries and CAHRA
Gold	Caridad	Mexico	Excludes Covered Countries and CAHRA
Gold	CCR Refinery - Glencore Canada Corporation	Canada	Includes Covered Countries
Gold	Cendres + Metaux S.A.	Switzerland	Excludes Covered Countries and CAHRA
Gold	CGR Metalloys Pvt Ltd.	India	Excludes Covered Countries and CAHRA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China	Includes CAHRA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	China	Includes CAHRA
Gold	Chimet S.p.A.	Italy	Excludes Covered Countries and CAHRA
Tungsten	China Molybdenum Tungsten Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tin	China Tin Group Co., Ltd.	China	Includes CAHRA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	Includes Covered Countries
Gold	Chugai Mining	Japan	Excludes Covered Countries and CAHRA
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	China	Excludes Covered Countries and CAHRA
Gold	Coimpa Industrial LTDA	Brazil	Unknown
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	Brazil	Excludes Covered Countries and CAHRA
Tin	CRM Synergies	Spain	Recycled/Scrap Only
Tungsten	Cronimet Brasil Ltda	Brazil	Excludes Covered Countries and CAHRA
Tin	CV Ayi Jaya	Indonesia	Includes CAHRA
Tin	CV Venus Inti Perkasa	Indonesia	Excludes Covered Countries and CAHRA
Tantalum	D Block Metals, LLC	United States Of America	Includes CAHRA
Gold	Daye Non-Ferrous Metals Mining Ltd.	China	Excludes Covered Countries and CAHRA
Gold	Degussa Sonne / Mond Goldhandel GmbH	Germany	Excludes Covered Countries and CAHRA
Gold	Dijllah Gold Refinery FZC	United Arab Emirates	Excludes Covered Countries and CAHRA
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tungsten	DONGKUK INDUSTRIES CO., LTD.	Korea, Republic of	Unknown
Gold	Dongwu Gold Group	China	Unknown
Gold	Dowa	Japan	Excludes Covered Countries and CAHRA

Tin	Dowa	Japan	Excludes Covered Countries and CAHRA
Tin	DS Myanmar	Myanmar	Unknown
Gold	DSC (Do Sung Corporation)	Korea, Republic of	Excludes Covered Countries and CAHRA
Gold	Eco-System Recycling Co., Ltd. East Plant	Japan	Excludes Covered Countries and CAHRA
Gold	Eco-System Recycling Co., Ltd. North Plant	Japan	Excludes Covered Countries and CAHRA
Gold	Eco-System Recycling Co., Ltd. West Plant	Japan	Excludes Covered Countries and CAHRA
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Viet Nam	Excludes Covered Countries and CAHRA
Tin	EM Vinto	Bolivia (Plurinational State Of)	Includes CAHRA
Gold	Emerald Jewel Industry India Limited (Unit 1)	India	Unknown
Gold	Emerald Jewel Industry India Limited (Unit 2)	India	Unknown
Gold	Emerald Jewel Industry India Limited (Unit 3)	India	Unknown
Gold	Emerald Jewel Industry India Limited (Unit 4)	India	Unknown
Gold	Emirates Gold DMCC	United Arab Emirates	Includes Covered Countries
Tin	Estanho de Rondonia S.A.	Brazil	Excludes Covered Countries and CAHRA
Tantalum	F&X Electro-Materials Ltd.	China	Includes Covered Countries
Tin	Fabrica Auricchio Industria e Comercio Ltda.	Brazil	Unknown
Tin	Fenix Metals	Poland	Includes CAHRA
Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe	Includes Covered Countries
Tantalum	FIR Metals & Resource Ltd.	China	Excludes Covered Countries and CAHRA
Gold	Fujairah Gold FZC	United Arab Emirates	Excludes Covered Countries and CAHRA
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	China	Unknown
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China	Includes Covered Countries
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China	Includes CAHRA
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tin	Gejiu Kai Meng Industry and Trade LLC	China	Excludes Covered Countries and CAHRA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	Includes CAHRA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China	Includes Covered Countries
Gold	GG Refinery Ltd.		Unknown
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	India	Includes CAHRA
Tantalum	Global Advanced Metals Aizu	Japan	Includes Covered Countries
Tantalum	Global Advanced Metals Boyertown	United States of America	Includes Covered Countries

Tungsten	Global Tungsten & Powders LLC	United States of America	Includes Covered Countries
Gold	Gold by Gold Colombia	Colombia	Unknown
Gold	Gold Coast Refinery	Ghana	Excludes Covered Countries and CAHRA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China	Excludes Covered Countries and CAHRA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China	Excludes Covered Countries and CAHRA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	China	Includes CAHRA
Gold	Guangdong Jinding Gold Limited	China	Excludes Covered Countries and CAHRA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.		Excludes Covered Countries and CAHRA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China	Includes CAHRA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tungsten	H.C. Starck Tungsten GmbH	Germany	Includes Covered Countries
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tungsten	HANNAE FOR T Co., Ltd.	Korea, Republic Of	Unknown
Gold	Heimerle + Meule GmbH	Germany	Includes Covered Countries
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China	Excludes Covered Countries and CAHRA
Gold	Heraeus Germany GmbH Co. KG	Germany	Excludes Covered Countries and CAHRA
Gold	Heraeus Metals Hong Kong Ltd.	China	Excludes Covered Countries and CAHRA
Tungsten	Hubei Green Tungsten Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tin	HuiChang Hill Tin Industry Co., Ltd.		Excludes Covered Countries and CAHRA
Gold	Hunan Chenzhou Mining Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China	Includes CAHRA
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	China	Includes Covered Countries
Tungsten	Hunan Jintai New Material Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	China	Includes CAHRA
Gold	HwaSeong CJ CO., LTD.	Korea, Republic of	Excludes Covered Countries and CAHRA
Tungsten	Hydrometallurg, JSC	Russian Federation	Includes Covered Countries
Gold	Industrial Refining Company	Belgium	Excludes Covered Countries and CAHRA
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China	Includes CAHRA
Gold	International Precious Metal Refiners	United Arab Emirates	Excludes Covered Countries and CAHRA
Gold	Ishifuku Metal Industry Co., Ltd.	Japan	Excludes Covered Countries and CAHRA
Gold	Istanbul Gold Refinery	Turkey	Includes Covered Countries

Gold	Italpreziosi	Italy	Excludes Covered Countries and CAHRA
Gold	JALAN & Company	India	Excludes Covered Countries and CAHRA
Gold	Japan Mint	Japan	Excludes Covered Countries and CAHRA
Tungsten	Japan New Metals Co., Ltd.	Japan	Includes CAHRA
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China	Includes Covered Countries
Gold	Jiangxi Copper Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China	Includes CAHRA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tin	Jiangxi New Nanshan Technology Ltd.	China	Includes CAHRA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China	Includes CAHRA
Tantalum	Jiangxi Tuohong New Raw Material	China	Excludes Covered Countries and CAHRA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China	Includes Covered Countries
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China	Includes Covered Countries
Tantalum	Jiujiang Tanbre Co., Ltd.	China	Includes Covered Countries
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	Russian Federation	Excludes Covered Countries and CAHRA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation	Excludes Covered Countries and CAHRA
Gold	JSC Novosibirsk Refinery	Russian Federation	Excludes Covered Countries and CAHRA
Gold	JSC Uralelectromed	Russian Federation	Excludes Covered Countries and CAHRA
Gold	JX Nippon Mining & Metals Co., Ltd.	Japan	Excludes Covered Countries and CAHRA
Gold	K.A. Rasmussen	Norway	Includes Covered Countries
Gold	Kaloti Precious Metals	United Arab Emirates	Excludes Covered Countries and CAHRA
Gold	Kazakhmys Smelting LLC	Kazakhstan	Excludes Covered Countries and CAHRA
Gold	Kazzinc	Kazakhstan	Excludes Covered Countries and CAHRA
Tantalum	KEMET de Mexico	Mexico	Includes Covered Countries
Tungsten	Kenee Mining Corporation Vietnam		Unknown
Tungsten	Kennametal Fallon	United States of America	Includes Covered Countries
Tungsten	Kennametal Huntsville	United States of America	Includes CAHRA

Gold	Kennecott Utah Copper LLC	United States of America	Excludes Covered Countries and CAHRA
Gold	KGHM Polska Miedz Spolka Akcyjna	Poland	Excludes Covered Countries and CAHRA
Gold	Kojima Chemicals Co., Ltd.	Japan	Excludes Covered Countries and CAHRA
Gold	Korea Zinc Co., Ltd.	Korea, Republic of	Excludes Covered Countries and CAHRA
Gold	Kundan Care Products Ltd.	India	Includes Covered Countries
Gold	Kyrgyzaltyn JSC	Kyrgyzstan	Excludes Covered Countries and CAHRA
Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation	Excludes Covered Countries and CAHRA
Gold	L'azurde Company For Jewelry	Saudi Arabia	Excludes Covered Countries and CAHRA
Tungsten	Lianyou Metals Co., Ltd.	Taiwan, Province Of China	Excludes Covered Countries and CAHRA
Tungsten	Lianyou Resources Co., Ltd.	Taiwan, Province Of China	Unknown
Gold	Lingbao Gold Co., Ltd.	China	Excludes Covered Countries and CAHRA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tungsten	LLC Vostok	Russian Federation	Unknown
Gold	L'Orfebre S.A.	Andorra	Includes Covered Countries
Gold	LS-NIKKO Copper Inc.	Korea, Republic of	Excludes Covered Countries and CAHRA
Gold	LT Metal Ltd.	Korea, Republic of	Excludes Covered Countries and CAHRA
Tin	Luna Smelter, Ltd.	Rwanda	Includes Covered Countries
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tin	Ma'anshan Weitai Tin Co., Ltd.		Excludes Covered Countries and CAHRA
Tin	Magnu's Minerais Metais e Ligas Ltda.	Brazil	Includes CAHRA
Tin	Malaysia Smelting Corporation (MSC)	Malaysia	Includes Covered Countries
Tin	Malaysia Smelting Corporation Berhad (Port Klang)		Unknown
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China	Includes CAHRA
Gold	Marsam Metals	Brazil	Includes CAHRA
Tungsten	Masan High-Tech Materials	Viet Nam	Includes CAHRA
Gold	Materion	United States of America	Excludes Covered Countries and CAHRA
Tantalum	Materion Newton Inc.	United States of America	Includes Covered Countries
Gold	Matsuda Sangyo Co., Ltd.	Japan	Excludes Covered Countries and CAHRA
Gold	MD Overseas	India	Recycled/Scrap Only
Tin	Melt Metais e Ligas S.A.	Brazil	Includes CAHRA
Gold	Metal Concentrators SA (Pty) Ltd.	South Africa	Excludes Covered Countries and CAHRA
Tin	Metallic Resources, Inc.	United States of America	Includes CAHRA

Gold	Metallix Refining Inc.	United States of America	Unknown
Tantalum	Metallurgical Products India Pvt., Ltd.	India	Excludes Covered Countries and CAHRA
Gold	Metalor Technologies (Hong Kong) Ltd.	China	Includes Covered Countries
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore	Excludes Covered Countries and CAHRA
Gold	Metalor Technologies (Suzhou) Ltd.	China	Excludes Covered Countries and CAHRA
Gold	Metalor Technologies S.A.	Switzerland	Includes Covered Countries
Gold	Metalor USA Refining Corporation	United States of America	Excludes Covered Countries and CAHRA
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico	Excludes Covered Countries and CAHRA
Tin	Mineracao Taboca S.A.	Brazil	Excludes Covered Countries and CAHRA
Tantalum	Mineracao Taboca S.A.	Brazil	Includes Covered Countries
Tin	Mining Minerals Resources SARL	Congo, Democratic Republic Of The	Unknown
Tin	Minsur	Peru	Includes CAHRA
Tin	Mitsubishi Materials Corporation	Japan	Excludes Covered Countries and CAHRA
Gold	Mitsubishi Materials Corporation	Japan	Includes Covered Countries
Gold	Mitsui Mining and Smelting Co., Ltd.	Japan	Excludes Covered Countries and CAHRA
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Japan	Includes Covered Countries
Gold	MKS PAMP SA	Switzerland	Includes Covered Countries
Gold	MMTC-PAMP India Pvt., Ltd.	India	Includes Covered Countries
Gold	Modeltech Sdn Bhd	Malaysia	Excludes Covered Countries and CAHRA
Tin	Modeltech Sdn Bhd	Malaysia	Excludes Covered Countries and CAHRA
Tungsten	Moliren Ltd.	Russian Federation	Excludes Covered Countries and CAHRA
Gold	Morris and Watson	New Zealand	Excludes Covered Countries and CAHRA
Gold	Moscow Special Alloys Processing Plant	Russian Federation	Excludes Covered Countries and CAHRA
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Turkey	Excludes Covered Countries and CAHRA
Tungsten	Nam Viet Cromit Joint Stock Company	China	Unknown
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan	Excludes Covered Countries and CAHRA
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam	Includes Covered Countries
Gold	NH Recytech Company	Korea, Republic of	Excludes Covered Countries and CAHRA
Tungsten	Niagara Refining LLC	United States of America	Includes CAHRA
Gold	Nihon Material Co., Ltd.	Japan	Includes Covered Countries
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	Includes Covered Countries
Tin	Novosibirsk Tin Combine	Russian Federation	Excludes Covered Countries and CAHRA

Tantalum	NPM Silmet AS	Estonia	Excludes Covered Countries and CAHRA
Tungsten	NPP Tyazhmetprom LLC	Russian Federation	Excludes Covered Countries and CAHRA
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	Excludes Covered Countries and CAHRA
Tin	O.M. Manufacturing Philippines, Inc.	Philippines	Excludes Covered Countries and CAHRA
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Austria	Excludes Covered Countries and CAHRA
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan	Excludes Covered Countries and CAHRA
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russian Federation	Includes Covered Countries
Tungsten	OOO “Technolom” 1	Russian Federation	Unknown
Tungsten	OOO “Technolom” 2	Russian Federation	Unknown
Tin	Operaciones Metalurgicas S.A.	Bolivia (Plurinational State Of)	Includes CAHRA
Gold	Pease & Curren	United States of America	Includes CAHRA
Gold	Penglai Penggang Gold Industry Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippines	Excludes Covered Countries and CAHRA
Gold	Planta Recuperadora de Metales SpA	Chile	Excludes Covered Countries and CAHRA
Tin	Pongpipat Company Limited	Myanmar	Excludes Covered Countries and CAHRA
Tantalum	PowerX Ltd.	Rwanda	Unknown
Tin	Precious Minerals and Smelting Limited	India	Excludes Covered Countries and CAHRA
Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation	Includes CAHRA
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia	Excludes Covered Countries and CAHRA
Tin	PT Aries Kencana Sejahtera	Indonesia	Includes CAHRA
Tin	PT Artha Cipta Langgeng	Indonesia	Includes CAHRA
Tin	PT ATD Makmur Mandiri Jaya	Indonesia	Includes CAHRA
Tin	PT Babel Inti Perkasa	Indonesia	Includes CAHRA
Tin	PT Babel Surya Alam Lestari	Indonesia	Excludes Covered Countries and CAHRA
Tin	PT Bangka Prima Tin	Indonesia	Excludes Covered Countries and CAHRA
Tin	PT Bangka Serumpun	Indonesia	Includes CAHRA
Tin	PT Bangka Tin Industry	Indonesia	Unknown
Tin	PT Belitung Industri Sejahtera	Indonesia	Includes CAHRA
Tin	PT Bukit Timah	Indonesia	Includes CAHRA
Tin	PT Cipta Persada Mulia	Indonesia	Excludes Covered Countries and CAHRA
Tin	PT Menara Cipta Mulia	Indonesia	Includes CAHRA
Tin	PT Mitra Stania Prima	Indonesia	Includes CAHRA
Tin	PT Mitra Sukses Globalindo	Indonesia	Excludes Covered Countries and CAHRA
Tin	PT Panca Mega Persada	Indonesia	Includes CAHRA

Tin	PT Premium Tin Indonesia	Indonesia	Excludes Covered Countries and CAHRA
Tin	PT Prima Timah Utama	Indonesia	Includes CAHRA
Tin	PT Putera Sarana Shakti (PT PSS)	Indonesia	Unknown
Tin	PT Rajawali Rimba Perkasa	Indonesia	Excludes Covered Countries and CAHRA
Tin	PT Rajehan Ariq	Indonesia	Includes CAHRA
Tin	PT Refined Bangka Tin	Indonesia	Includes CAHRA
Tin	PT Sariwiguna Binasentosa	Indonesia	Includes CAHRA
Tin	PT Stanindo Inti Perkasa	Indonesia	Includes CAHRA
Tin	PT Sukses Inti Makmur	Indonesia	Includes CAHRA
Tin	PT Timah Nusantara	Indonesia	Includes Covered Countries
Tin	PT Timah Tbk Kundur	Indonesia	Includes CAHRA
Tin	PT Timah Tbk Mentok	Indonesia	Includes CAHRA
Tin	PT Tinindo Inter Nusa	Indonesia	Includes Covered Countries
Tin	PT Tirus Putra Mandiri	Indonesia	Excludes Covered Countries and CAHRA
Tin	PT Tommy Utama	Indonesia	Excludes Covered Countries and CAHRA
Gold	PX Precinox S.A.	Switzerland	Excludes Covered Countries and CAHRA
Gold	QG Refining, LLC	United States of America	Includes Covered Countries
Tantalum	QuantumClean	United States of America	Includes Covered Countries
Gold	Rand Refinery (Pty) Ltd.	South Africa	Includes Covered Countries
Gold	Refinery of Seemine Gold Co., Ltd.	China	Excludes Covered Countries and CAHRA
Gold	REMONDIS PMR B.V.	Netherlands	Excludes Covered Countries and CAHRA
Tin	Resind Industria e Comercio Ltda.	Brazil	Excludes Covered Countries and CAHRA
Tantalum	Resind Industria e Comercio Ltda.	Brazil	Excludes Covered Countries and CAHRA
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	China	Unknown
Gold	Royal Canadian Mint	Canada	Excludes Covered Countries and CAHRA
Tin	Rui Da Hung	Taiwan, Province of China	Includes CAHRA
Gold	SAAMP	France	Includes CAHRA
Gold	Sabin Metal Corp.	United States of America	Includes CAHRA
Gold	Safimet S.p.A	Italy	Includes Covered Countries
Gold	SAFINA A.S.	Czechia	Excludes Covered Countries and CAHRA
Gold	Sai Refinery	India	Excludes Covered Countries and CAHRA
Gold	Sam Precious Metals	United Arab Emirates	Unknown
Gold	Samduck Precious Metals	Korea, Republic of	Includes Covered Countries
Gold	Samwon Metals Corp.	Korea, Republic of	Excludes Covered Countries and CAHRA

Gold	SEMPSA Joyeria Plateria S.A.	Spain	Excludes Covered Countries and CAHRA
Gold	Shandong Gold Smelting Co., Ltd.	China	Includes Covered Countries
Gold	Shandong Humon Smelting Co., Ltd.	China	Excludes Covered Countries and CAHRA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China	Excludes Covered Countries and CAHRA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China	Excludes Covered Countries and CAHRA
Gold	Shenzhen CuiLu Gold Co., Ltd.	China	Unknown
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China	Excludes Covered Countries and CAHRA
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.		Unknown
Gold	Shirpur Gold Refinery Ltd.	India	Excludes Covered Countries and CAHRA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	China	Excludes Covered Countries and CAHRA
Gold	Singway Technology Co., Ltd.	Taiwan, Province of China	Excludes Covered Countries and CAHRA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation	Includes CAHRA
Gold	Solar Applied Materials Technology Corp.	Taiwan, Province of China	Excludes Covered Countries and CAHRA
Tantalum	Solikamsk Magnesium Works OAO	Russian Federation	Includes Covered Countries
Gold	Sovereign Metals	India	Includes Covered Countries
Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania	Includes Covered Countries
Gold	Sudan Gold Refinery	Sudan	Includes Covered Countries
Gold	Sumitomo Metal Mining Co., Ltd.	Japan	Excludes Covered Countries and CAHRA
Gold	SungEel HiMetal Co., Ltd.	Korea, Republic of	Excludes Covered Countries and CAHRA
Gold	Super Dragon Technology Co., Ltd.	Taiwan, Province of China	Excludes Covered Countries and CAHRA
Tin	Super Ligas	Brazil	Includes Covered Countries
Gold	T.C.A S.p.A	Italy	Excludes Covered Countries and CAHRA
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.		Unknown
Tantalum	Taki Chemical Co., Ltd.	Japan	Excludes Covered Countries and CAHRA
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	Excludes Covered Countries and CAHRA
Tantalum	TANIOBIS Co., Ltd.	Thailand	Includes Covered Countries
Tantalum	TANIOBIS GmbH	Germany	Includes Covered Countries
Tantalum	TANIOBIS Japan Co., Ltd.	Japan	Includes Covered Countries
Tungsten	TANIOBIS Smelting GmbH & Co. KG	Germany	Includes Covered Countries
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Germany	Includes Covered Countries
Tantalum	Telex Metals	United States of America	Includes Covered Countries
Tin	Thaisarco	Thailand	Includes Covered Countries

Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	China	Includes CAHRA
Tin	Tin Technology & Refining	United States of America	Excludes Covered Countries and CAHRA
Gold	Tokuriki Honten Co., Ltd.	Japan	Excludes Covered Countries and CAHRA
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China	Excludes Covered Countries and CAHRA
Gold	TOO Tau-Ken-Altyn	Kazakhstan	Excludes Covered Countries and CAHRA
Gold	Torecom	Korea, Republic of	Excludes Covered Countries and CAHRA
Tungsten	Tungsten Vietnam Joint Stock Company	Viet Nam	Unknown
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Viet Nam	Excludes Covered Countries and CAHRA
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Includes Covered Countries
Gold	Umicore Precious Metals Thailand	Thailand	Includes CAHRA
Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium	Excludes Covered Countries and CAHRA
Tungsten	Unecha Refractory metals plant	Russian Federation	Includes CAHRA
Gold	United Precious Metal Refining, Inc.	United States of America	Excludes Covered Countries and CAHRA
Gold	Valcambi S.A.	Switzerland	Includes Covered Countries
Tin	VQB Mineral and Trading Group JSC	Viet Nam	Includes Covered Countries
Gold	WEEEREFINING	France	Unknown
Gold	Western Australian Mint (T/a The Perth Mint)	Australia	Excludes Covered Countries and CAHRA
Tin	White Solder Metalurgia e Mineracao Ltda.	Brazil	Includes CAHRA
Gold	WIELAND Edelmetalle GmbH	Germany	Excludes Covered Countries and CAHRA
Tungsten	Wolfram Bergbau und Hutten AG	Austria	Includes Covered Countries
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Includes Covered Countries
Tungsten	Xiamen Tungsten Co., Ltd.	China	Includes Covered Countries
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	China	Includes Covered Countries
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	China	Excludes Covered Countries and CAHRA
Gold	Yamakin Co., Ltd.	Japan	Excludes Covered Countries and CAHRA
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	China	Excludes Covered Countries and CAHRA
Gold	Yokohama Metal Co., Ltd.	Japan	Includes Covered Countries
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	China	Unknown
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China	Includes CAHRA
Gold	Yunnan Copper Industry Co., Ltd.	China	Includes Covered Countries
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	China	Includes CAHRA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	Excludes Covered Countries and CAHRA